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                                                                   Exhibit 23.1



                 CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-05027) of Reality Interactive, Inc. of our report dated February 16, 1998 appearing in this Form 10-KSB.




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Price Waterhouse LLP
Minneapolis, Minnesota
March 27, 1998



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